Exhibit 10.1

LOAN AND SECURITY AGREEMENT

Dated as of August 8, 2022

among

RANI THERAPEUTICS, LLC,

a California limited liability company,

as “Borrower”,

RANI MANAGEMENT SERVICES, INC.,

a Delaware corporation, and

as a guarantor

RANI THERAPEUTICS HOLDINGS, INC.,

a Delaware corporation,

as a guarantor (together with Rani Management Services, each, individually, a “Guarantor,” and collectively, the “Guarantors”),

and

AVENUE VENTURE OPPORTUNITIES FUND, L.P.,

a Delaware limited partnership,

as a lender (together with other lenders from time to time party hereto, each, individually, a “Lender” and collectively, the “Lenders”), and as administrative agent and collateral agent (“in such capacity, Agent“)

LOAN AND SECURITY AGREEMENT

Borrower, Guarantors, Lenders and Agent anticipate entering into one or more transactions pursuant to which each Lender agrees to make available to Borrower a loan facility governed by the terms and conditions set forth in this document and one or more Supplements executed by Borrower, Guarantors, Lenders and Agent which incorporate this document by reference. Each Supplement constitutes a supplement to and forms part of this document, and will be read and construed as one with this document, so that this document and the Supplement constitute a single agreement among the parties (collectively referred to as this “Agreement”).

Accordingly, the parties agree as follows:

ARTICLE 1 -
INTERPRETATION
1.1
Definitions. The terms defined in Article 12 and in the Supplement will have the meanings therein specified for purposes of this Agreement.
1.2
Inconsistency. In the event of any inconsistency between the provisions of any Supplement and this document, the provisions of the Supplement will be controlling for the purpose of all relevant transactions.
ARTICLE 2 -
THE COMMITMENT AND LOANS
2.1
The Commitment. Subject to the terms and conditions of this Agreement, each Lender agrees to make term loans to Borrower from time to time from the Closing Date and to and including the Termination Date in an aggregate principal amount not exceeding the Commitment. The Commitment is not a revolving credit commitment, and Borrower does not have the right to repay and reborrow hereunder, provided that Borrower may prepay the Loans as set forth in the Supplement. Each Loan requested by Borrower to be made on a single Business Day shall be for a minimum principal amount set forth in the Supplement, except to the extent the remaining Commitment is a lesser amount.
2.2
Notes Evidencing Loans; Repayment. Each Loan shall be evidenced by a separate Note payable to the order of each Lender, in the total principal amount of such Lender’s pro rata share of the Loan. Principal and interest of each Loan shall be payable at the times and in the manner set forth in the Note and regularly scheduled payments thereof shall be effected by automatic debit of the appropriate funds from Borrower’s Primary Operating Account as specified in the Supplement hereto. Repayment of the Loans and payment of all other amounts owed to each Lender will be paid by Borrower in the currency in which the same has been provided (i.e., United States Dollars).
2.3
Procedures for Borrowing.
(a)
At least five (5) Business Days prior to a proposed Borrowing Date (or such lesser period of time as may be agreed upon by each Lender participating in the Loan in its sole discretion), Lenders shall have received from Borrower a written request for a borrowing hereunder (a “Borrowing Request”). Each Borrowing Request shall be in substantially the form of Exhibit “B” to the Supplement, shall be executed by a responsible executive or financial officer of Borrower, and shall state how much is requested, and shall be accompanied by such other information and documentation as Lenders may reasonably request, including the executed Note(s) for the Loan(s) covered by the Borrowing Request.
(b)
No later than 1:00 p.m. Pacific Standard Time on the Borrowing Date, if Borrower has satisfied the conditions precedent in Article 4 by 9:00 a.m. Pacific Standard Time on such Borrowing Date, each Lender shall make its pro rata share of the Loan available to Borrower in immediately available funds.
2.4
Interest. Except as otherwise specified in the applicable Note and/or Supplement, Basic Interest on the outstanding principal balance of each Loan shall accrue daily at the Designated Rate from the Borrowing Date. If the outstanding principal balance of such Loan is not paid at maturity, interest shall accrue at the Default Rate until paid in full, as further set forth herein.

2.5
Intentionally Omitted.
2.6
Interest Rate Calculation. Basic Interest, along with charges and fees under this Agreement and any Loan Document, shall be calculated for actual days elapsed on the basis of a 360‑day year, which results in higher interest, charge or fee payments than if a 365‑day year were used. In no event shall Borrower be obligated to pay Lenders interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.
2.7
Default Interest. Any unpaid payments in respect of the Obligations shall bear interest from their respective maturities, whether scheduled or accelerated, at the Default Rate, Borrower shall pay such interest on demand.
2.8
Late Charges. If Borrower is late in making any scheduled payment in respect of the Obligations by more than five (5) days, then Borrower agrees to pay a late charge of five percent (5%) of the payment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lenders for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Agreement and represents a fair and reasonable estimate of the costs that will be sustained by Lenders due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lenders and Agent to collect any other amounts provided to be paid or to declare a default under this Agreement or any of the other Loan Documents or from exercising any other rights and remedies of Agent or Lenders.
2.9
Lender’s Records. Principal, Basic Interest and all other sums owed under any Loan Document shall be evidenced by entries in records maintained by each Lender for such purpose. Each payment on and any other credits with respect to principal, Basic Interest and all other sums outstanding under any Loan Document shall be evidenced by entries in such records. Absent manifest error, Lenders’ records shall be conclusive evidence thereof.
2.10
Grant of Security Interests; Filing of Financing Statements.
(a)
To secure the timely payment and performance of all of the applicable Loan Party’s Obligations, each Loan Party hereby grants to Agent, for the ratable benefit of Lenders, continuing security interests in all of the Collateral. In connection with the foregoing, each Loan Party authorizes Agent to prepare and file any financing statements describing the Collateral without otherwise obtaining such Loan Party’s signature or consent with respect to the filing of such financing statements. Such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect.
(b)
In furtherance of the grant of the security interests in the Collateral pursuant to Section 2.10(a) above, each Loan Party hereby pledges and grants to Agent, for the ratable benefit of Lenders, a security interest in all the Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing, as security for the performance of the Obligations. On the Closing Date or at any time thereafter following Agent’s request, the certificate or certificates for the Shares will be delivered to Agent, accompanied by an instrument of assignment duly executed in blank by the applicable Loan Party, unless such Shares have not been certificated. To the extent required by the terms and conditions governing the Shares, such Loan Party shall cause the books of each entity whose Shares are part of the Collateral and any transfer agent to reflect the pledge of the Shares. Upon the occurrence and during the continuance of an Event of Default hereunder, Agent may effect the transfer of any securities included in the Collateral (including but not limited to the Shares) into the name of Agent and cause new certificates representing such securities to be issued in the name of Agent or its transferee(s). The Loan Party will execute and deliver such documents, and take or cause to be taken such actions, as Agent may reasonably request to perfect or continue the perfection of Agent’s security interest in the Shares. Except as provided in the following sentence, the Loan Party shall be entitled to exercise any voting rights with respect to the Shares and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would constitute a violation of any of the terms of this Agreement. All such rights to vote and give consents, waivers and ratifications shall terminate upon the occurrence and continuance of an

Event of Default and Agent’s written notice to the Loan Party of Agent’s intent to exercise its rights and remedies under this Agreement, including this Section 2.10(b).
(c)
Each Loan Party is and shall remain absolutely and unconditionally liable for the performance of its Obligations, including, without limitation, any deficiency by reason of the failure of the Collateral to satisfy all amounts due to each Lender under any of the Loan Documents.
(d)
All Collateral pledged by a Loan Party under this Agreement and any Supplement shall secure the timely payment and performance of all Obligations. Except in connection with dispositions permitted by this Agreement or as otherwise expressly provided in this Agreement (in which case the Lien on the Collateral so transferred shall be automatically deemed released), no Collateral pledged under this Agreement or any Supplement shall be released until such time as all Obligations (other than inchoate indemnity obligations) have been satisfied and paid in full.
ARTICLE 3 -
REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants that, except as set forth in the Supplement or the Schedule of Exceptions hereto, if any, as of the Closing Date and each Borrowing Date:

3.1
Due Organization.
(a)
Borrower is a limited liability company duly organized and validly existing in good standing under the laws of the jurisdiction of its formation, and is duly qualified to conduct business and is in good standing in each other jurisdiction in which its business is conducted or its properties are located, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect.
(b)
Each Guarantor is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its formation, and is duly qualified to conduct business and is in good standing in each other jurisdiction in which its business is conducted or its properties are located, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect.
3.2
Authorization, Validity and Enforceability. The execution, delivery and performance of all Loan Documents executed by each Loan Party are within such Loan Party’s powers, have been duly authorized, and are not in conflict with such Loan Party’s certificate of formation or incorporation or operating agreement, or the terms of any charter or other organizational document of such Loan Party, as amended from time to time; and all such Loan Documents constitute valid and binding obligations of the applicable Loan Party, enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights in general, and subject to general principles of equity).
3.3
Compliance with Applicable Laws. Each Loan Party has complied with all licensing, permit and fictitious name requirements necessary to lawfully conduct the business in which it is engaged, and to any sales, leases or the furnishing of services by such Loan Party, including without limitation those requiring consumer or other disclosures, the noncompliance with which would have a Material Adverse Effect.
3.4
No Conflict. The execution, delivery, and performance by each Loan Party of all Loan Documents are not in conflict with any law, rule, regulation, order or directive, or any indenture or other material agreement or undertaking to which such Loan Party is a party or by which such Loan Party may be bound. Without limiting the generality of the foregoing, the issuance of the Warrant does not violate any agreement or instrument by which Parent is bound or require the consent of any holders of Parent’s securities other than consents which have been obtained prior to the Closing Date.
3.5
No Litigation, Claims or Proceedings. Except as disclosed in Schedule 3.5 or otherwise disclosed to Agent as required pursuant to Section 5.1(a), there is no litigation, tax claim, proceeding or dispute pending, or, to the knowledge of such Loan Party, threatened in writing against or affecting Loan Party, its property or the conduct of its business that, in each case, could reasonably be expected to result in liability or damages to such Loan Party in excess of $200,000.

3.6
Correctness of Financial Statements. Borrower’s financial statements which have been delivered to Agent fairly and accurately, in all material respects, reflect Borrower’s financial condition in accordance with GAAP (except with respect to unaudited financial statements, for the absence of footnotes and subject to normal year-end adjustments) as of the latest date of such financial statements; and, since that date there has been no Material Adverse Change.
3.7
No Subsidiaries. Except as disclosed on Schedule 3.7, as of the Closing Date, no Loan Party is a majority owner of or in a control relationship with any other business entity.
3.8
Environmental Matters. To its knowledge, each Loan Party is in compliance with applicable Environmental Laws, except to the extent a failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect.
3.9
No Event of Default. No Default or Event of Default has occurred and is continuing.
3.10
Full Disclosure. None of the representations or warranties made by a Loan Party in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the written statements contained in any exhibit, report, statement or certificate furnished by or on behalf of a Loan Party in connection with the Loan Documents (including disclosure materials delivered by or on behalf of Borrower to Agent prior to the Closing Date or pursuant to Section 5.2 hereof), taken as a whole, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered (it being recognized by Agent that projections and estimates as to future events provided by a Loan Party in good faith are not to be viewed as facts and that the actual results during the period or periods covered by any such projections and estimates may differ from projected or estimated results).
3.11
Specific Representations Regarding Collateral.
(a)
Title. Except for the security interests created by this Agreement and Permitted Liens, (i) the applicable Loan Party is and will be the unconditional legal and beneficial owner of its Collateral, and (ii) the Collateral is genuine and subject to no Liens. There exist no prior collateral assignments or encumbrances of record with the U.S. Patent and Trademark Office or U.S. Copyright Office affecting any Collateral in favor of any third party, other than Permitted Liens.
(b)
Rights to Payment. The names of the obligors, amount owing to the Loan Party, due dates and all other information with respect to the Rights to Payment are and will be correctly stated in all material respects in all Records relating to the Rights to Payment. The applicable Loan Party further represents and warrants, to its knowledge, that each Person appearing to be obligated on a Right to Payment has authority and capacity to contract and is bound as it appears to be.
(c)
Location of Collateral. As of the Closing Date, each Loan Party’s chief executive office, Inventory, Records, Equipment, and any other offices or places of business are located at the address(es) shown on the Supplement.
(d)
Business Names. Other than its full corporate name, no Loan Party has conducted business using any trade names or fictitious business names except as shown on the Supplement.
3.12
Copyrights, Patents, Trademarks and Licenses.
(a)
Borrower owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other similar rights that are reasonably necessary for the operation of its business, without known conflict with the rights of any other Person, except as could not reasonably be expected to have a Material Adverse Effect.

(b)
To Borrower’s knowledge, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Borrower infringes upon any rights held by any other Person, except as could not reasonably be expected to have a Material Adverse Effect.
(c)
No claim or litigation regarding any of the foregoing is pending or, to Borrower’s knowledge, threatened in writing, and, to Borrower’s knowledge, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed which, in either case, could reasonably be expected to have a Material Adverse Effect.
3.13
Regulatory Compliance. Each Loan Party has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower’s failure to comply with ERISA that is reasonably likely to result in in a Loan Party’s incurring any liability that could reasonably be expected to have a Material Adverse Effect. No Loan Party is required to be registered as an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. No Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Each Loan Party has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act.
3.14
Shares. Each Loan Party has full power and authority to create a first priority Lien on the Shares and no disability or contractual obligation exists that would prohibit such Loan Party from pledging the Shares pursuant to this Agreement. To the applicable Loan Party’s knowledge, there are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to the Shares. The Shares have been and will be duly authorized and validly issued, and are fully paid and non-assessable. To the applicable Loan Party’s knowledge, the Shares are not the subject of any present or threatened (in writing) suit, action, arbitration, administrative or other proceeding, and such Loan Party knows of no reasonable grounds for the institution of any such proceedings.
3.15
Compliance with Anti-Corruption Laws. No Loan Party has taken any action that would cause a violation of any anti-corruption law, including but not limited to, the Foreign Corrupt Practices Act, the United Kingdom Bribery Act, and all other applicable anti-corruption laws. No Loan Party, its employees, and, to its knowledge, its agents and representatives has, directly or indirectly, offered, paid, given, promised or authorized the payment of any money, gift or anything of value to any person acting in an official capacity for any government department, agency or instrumentality, including state-owned or controlled companies or entities, and public international organizations, as well as a political party or official thereof or candidate for political office in violation of applicable law. None of the applicable Loan Party’s principals or staff are officers, employees or representatives of governments, government agencies, or government-owned or controlled enterprises.
3.16
Survival. The representations and warranties of each Loan Party as set forth in this Agreement survive the execution and delivery of this Agreement.
ARTICLE 4 -
CONDITIONS PRECEDENT
4.1
Conditions to First Loan. The obligation of each Lender to make its first Loan hereunder is, in addition to the conditions precedent specified in Section 4.2 and in any Supplement, subject to the fulfillment of the following conditions and to the receipt by Lenders of the documents described below, duly executed and in form and substance satisfactory to each Lender and its counsel:
(a)
Resolutions. (i) A certified copy of the resolutions of the Board of Managers of Borrower authorizing the execution, delivery and performance by Borrower of the Loan Documents; and (ii) a certified copy of the resolutions of the Board of Directors of each Guarantor authorizing the execution, delivery and performance by such Guarantor of the Loan Documents.
(b)
Incumbency and Signatures. (i) A certificate of the secretary of Borrower certifying the names of the officer or officers of Borrower authorized to sign the Loan Documents, together with a sample of the true signature of each such officer; and (ii) a certificate of the secretary of each Guarantor certifying the names of the officer or officers of such Guarantor authorized to sign the Loan Documents, together with a sample of the true signature of each such officer.
(c)
Legal Opinion. The opinion of legal counsel for the Loan Parties as to such matters as Agent may reasonably request, in form and substance reasonably satisfactory to Agent and Lenders.
(d)
Charter Documents. Copies of the organizational and charter documents of each Loan Party (e.g., Certificate of Formation or Incorporation and Operating Agreement), as amended through the Closing Date, certified by an officer of the applicable Loan Party as being true, correct and complete.
(e)
This Agreement. Counterparts of this Agreement and the initial Supplement, with all schedules completed and attached thereto, and disclosing such information as is acceptable to Lenders.
(f)
Financing Statements. Filing copies (or other evidence of filing satisfactory to Agent and its counsel) of such UCC financing statements, collateral assignments, account control agreements, and termination statements, with respect to the Collateral as Agent shall request.
(g)
Intellectual Property Security Agreement. An Intellectual Property Security Agreement executed by Borrower in form and substance reasonably satisfactory to Agent.
(h)
Lien Searches. UCC lien, judgment, bankruptcy and tax lien searches of each Loan Party from such jurisdictions or offices as Agent may reasonably request, all as of a date reasonably satisfactory to Agent and its counsel.
(i)
Good Standing Certificate. A certificate of status or good standing of each Loan Party as of a date acceptable to Agent from the jurisdiction of such Loan Party’s organization and any foreign jurisdictions where such Loan Party is qualified to do business.
(j)
Warrant. The Warrant issued by Parent to each Lender exercisable for such number, type and class of shares of Parent, and for an initial exercise price as is specified therein.
(k)
Insurance Certificates. Insurance certificates showing Agent as loss payee or additional insured.
(l)
Other Documents. Such other documents and instruments as Agent or Lenders may reasonably request to effectuate the intents and purposes of this Agreement.
4.2
Conditions to All Loans. The obligation of each Lender to make its initial Loan and any subsequent Loan is subject to the following further conditions precedent that:
(a)
No Default. No Default or Event of Default has occurred and is continuing or will result from the making of any such Loan, and the representations and warranties of each Loan Party contained in Article 3 of this Agreement and Part 3 of the Supplement are true and correct in all material respects as of the Borrowing Date of such Loan, except to the extent such representations and warranties relate solely to an earlier date (in which case the same are true and correct in all material respects as of such date).
(b)
No Material Adverse Change. Since December 31, 2021, no event has occurred that has had or could reasonably be expected to have a Material Adverse Change.
(c)
Borrowing Request. Borrower shall have delivered to Agent a Borrowing Request for such Loan.
(d)
Note. Borrower shall have delivered an executed Note evidencing such Loan, substantially in the form attached to the Supplement as an exhibit.

(e)
Supplemental Lien Filings. Each Loan Party shall have executed and delivered such amendments or supplements to this Agreement and additional Security Documents, financing statements and third party waivers as Agent may reasonably request in connection with the proposed Loan, in order to create, protect or perfect or to maintain the perfection of Agent’s Liens on the Collateral.
(f)
Financial Projections. Borrower shall have delivered to Agent Borrower’s business plan and/or financial projections or forecasts as most recently approved by Parent’s Board of Directors.
ARTICLE 5 -
AFFIRMATIVE COVENANTS

During the term of this Agreement and until its performance of all Obligations (other than inchoate indemnity obligations), the applicable Loan Party will:

5.1
Notice to Agent. Promptly give written notice to Agent of:
(a)
Any litigation or administrative or regulatory proceeding affecting a Loan Party where the amount claimed against such Loan Party is at the Threshold Amount or more, or where the granting of the relief requested could reasonably be expected to have a Material Adverse Effect; or of the acquisition by such Loan Party of any commercial tort claim where the amount claimed by the Loan Party equals or exceeds the Threshold Amount, including brief details of such claim and such other information as Agent may reasonably request to enable Agent to better perfect its Lien in such commercial tort claim as Collateral.
(b)
Any dispute which may exist between a Loan Party and any governmental or regulatory authority that could reasonably be expected to result in a Material Adverse Effect.
(c)
The occurrence of any Default or any Event of Default.
(d)
Any change in the location of any of a Loan Party’s places of business or Collateral at least ten (10) days in advance of such change (except for changes in location of (i) items of movable property such as laptop computers and (ii) other Collateral with a book value less than $250,000), or of the establishment of any new, or the discontinuance of any existing, place of business.
(e)
Any dispute or default by a Loan Party or any other party under any joint venture, partnering, distribution, cross-licensing, strategic alliance, collaborative research or manufacturing, license or similar agreement which could reasonably be expected to have a Material Adverse Effect.
(f)
Any other matter which has resulted or could reasonably be expected to result in a Material Adverse Change.
(g)
Any Subsidiary a Loan Party intends to acquire or create.
5.2
Financial Statements. Deliver to Agent or cause to be delivered to Agent, in form and detail satisfactory to Lenders and Agent the following financial and other information, which the applicable Loan Party warrants shall be accurate and complete in all material respects:
(a)
Monthly Financial Statements. As soon as available but no later than thirty (30) days after the end of each month, Parent’s unaudited consolidated balance sheet as of the end of such period, and Parent’s unaudited consolidated income statement and cash flow statement for such period and for that portion of Parent’s financial reporting year ending with such period, prepared in accordance with GAAP (except for the absence of footnotes and subject to normal year-end audit adjustments) and attested by a responsible financial officer of Parent as being complete and correct in all material respects and fairly presenting Parent’s consolidated financial condition and the results of Parent’s consolidated operations as of the date(s) and for the period(s) covered thereby.
(b)
Year-End Financial Statements. As soon as available but no later than one hundred twenty (120) days after the end of each fiscal year, a complete copy of Parent’s consolidated audit report, which shall include balance sheet, income statement, statement of changes in equity and statement of cash flows for such year, prepared in accordance with GAAP and certified by an independent certified public accountant selected by Borrower and satisfactory to Lenders (the “Accountant”). With the exception of a qualification as to going concerns, the Accountant’s certification shall not be qualified or limited due to a restricted or limited examination by the Accountant of any material portion of Parent’s records.
(c)
Compliance Certificates. Simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate of the chief financial officer of Borrower (or other executive officer) substantially in the form of Exhibit “C” to the Supplement (a “Compliance Certificate”) stating, among other things, whether any Default or Event of Default exists on the date of such certificate, and if so, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto.
(d)
Government Required Reports. Within thirty (30) days after each month, after sending, issuing, making available, or filing, copies of all reports, proxy statements, and financial statements that a Loan Party sends or makes available generally to all of its stockholders (in their capacities as such), and, not later than five (5) days after actual filing or the date such filing was first due, all registration statements and reports that a Loan Party files or is required to file with the Securities and Exchange Commission, or any other equivalent governmental or regulatory authority having similar authority. Documents required to be delivered pursuant to the terms of this Section 5.2 (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission or other equivalent governmental or regulatory authority having similar authority) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which the Loan Party posts such documents, or provides a link thereto, on such Loan Party’s website on the internet at the Loan Party’s website address.
(e)
Other Information. Such other statements, lists of property and accounts, budgets (as updated), sales projections, forecasts, reports, 409A valuation reports (as updated), operating plans, financial exhibits, capitalization tables (as updated) and information relating to equity and debt financings consummated after the Closing Date (including post-closing capitalization table(s)), or other information, in each case, as any Lender may from time to time reasonably request and as prepared by the applicable Loan Party in the ordinary course of business.
(f)
Board Packages. In addition to the information described in Section 5.2(e), each Loan Party will promptly provide Agent with copies of all notices, minutes, consents and other materials, financial or otherwise, which such Loan Party provides to its Managing Member or Directors (collectively, “Board Packages”); provided, however, that no Loan Party needs to provide Agent with copies of routine Board actions, such as option and stock grants under the Loan Party’s equity incentive plan in the normal course of business; and provided, further, however, that such Board Packages may be redacted to preserve the attorney-client or similar privilege or protect attorney work product, to protect highly confidential proprietary information to avoid violation of any confidentiality obligations owed to third parties, or for other similar reasons or if such redacted material relates to Lenders (or the Loan Party’s strategy regarding the Loans or Lenders).
5.3
[Reserved.]
5.4
Existence. Maintain and preserve each Loan Party’s existence, present form of business, and all rights and privileges the loss of which could reasonably be expected to result in a Material Adverse Effect; and keep all of the Loan Party’s property in good working order and condition, ordinary wear and tear and obsolescence excepted.
5.5
Insurance. Obtain and keep in force insurance in such amounts and types as is usual in the type of business conducted by each Loan Party, with insurance carriers having a policyholder rating of not less than “A” and financial category rating of Class VII in “Best’s Insurance Guide,” unless otherwise approved by Agent Such insurance policies must be in form and substance reasonably satisfactory to Agent, and shall list Agent as an additional insured or loss payee, as applicable, on endorsement(s) in form reasonably acceptable to Agent. Each Loan Party shall furnish to Agent such endorsements, and upon Agent’s request, copies of any or all such policies. So long as no Event of Default exists, Agent agrees to remit proceeds of insurance not to exceed $250,000 received by Agent to a Loan Party and such Loan Party shall use such proceeds for the purchase or replacement of the damaged or destroyed Collateral.

5.6
Accounting Records. Maintain adequate books, accounts and records, and prepare all financial statements in accordance with GAAP (except with respect to unaudited financial statements, for the absence of footnotes and subject to normal year-end audit adjustments), and in compliance with the regulations of any governmental or regulatory authority having jurisdiction over such Loan Party or its business where noncompliance could reasonably be expected to have a Material Adverse Effect; and permit employees or agents of Agent, upon reasonable prior notice and at such reasonable times as Agent may request, at the applicable Loan Party’s expense (not to exceed $2,500 in any 12-month period unless an Event of Default has occurred and is continuing), to inspect such Loan Party’s properties, and to examine, review and audit, and make copies and memoranda of the Loan Party’s books, accounts and records, provided that such inspections shall not occur more than once per year unless an Event of Default exists.
5.7
Compliance with Laws. Comply with all laws (including Environmental Laws), rules, regulations applicable to, and all orders and directives of any governmental or regulatory authority having jurisdiction over, a Loan Party or its business, and with all material agreements to which the Loan Party is a party, except where the failure to so comply would not have a Material Adverse Effect.
5.8
Taxes and Other Liabilities. Pay all Indebtedness when due, except as may be contested in good faith by appropriate proceedings and for which such Loan Party shall maintain appropriate reserves; pay all federal and all other taxes and other governmental or regulatory assessments (individually or in the aggregate in excess of $50,000) before delinquency or before any penalty attaches thereto, except as may be contested in good faith by the appropriate procedures and for which such Loan Party shall maintain appropriate reserves; and timely file all federal and all other required material tax returns (subject to any applicable extensions).
5.9
Special Collateral Covenants.
(a)
Maintenance of Collateral; Inspection. Do all things reasonably necessary to maintain, preserve, protect and keep all Collateral in good working order and salable condition, ordinary wear and tear excepted, deal with the Collateral in all commercially reasonable ways as are considered good practice by owners of like property, and use the Collateral lawfully and, to the extent applicable, only as permitted by the Loan Party’s insurance policies. Maintain, or cause to be maintained, complete and accurate Records, in all material respects, relating to the Collateral. Upon reasonable prior notice at reasonable times during normal business hours (but in no case more than once per year if no Event of Default has occurred and is continuing), each Loan Party hereby authorizes Agent’s officers, employees, representatives and agents to inspect the Collateral and to discuss the Collateral and the Records relating thereto with the Loan Party’s officers and employees, and, in the case of any Right to Payment during the continuance of an Event of Default, after consultation with the Loan Party, with any Person which is or may be obligated thereon.
(b)
Documents of Title. Not sign or authorize the signing of any financing statement or other document naming the Loan Party as debtor or obligor, or acquiesce or cooperate in the issuance of any bill of lading, warehouse receipt or other document or instrument of title with respect to any Collateral, except those negotiated to Agent, or those naming Agent as secured party, or if solely to create, perfect or maintain a Permitted Lien.
(c)
Change in Location or Name. Without at least 10 days’ prior written notice to Agent: (a) not relocate any Collateral (other than (i) moveable property such as laptop computers and (ii) other Collateral with a book value less than $250,000) or Records, its chief executive office, or establish a place of business at a location other than as specified in the Supplement; and (b) not change its name, mailing address, location of Collateral (other than (i) moveable property such as laptop computers and (ii) other Collateral with a book value less than $250,000), jurisdiction of formation or its legal structure.
(d)
Decals, Markings. At the request of Required Lenders, if an Event of Default exists, firmly affix a decal, stencil or other marking to designated items of Equipment, indicating thereon the security interest of Agent.
(e)
Agreement with Persons in Possession of Collateral. Use its commercially reasonable efforts to obtain and maintain such acknowledgments, consents, waivers and agreements (each a “Waiver”) from the owner, operator, lienholder, mortgagee, landlord or any Person in possession of tangible Collateral (other than (i) items of moveable property such as laptop computers and (ii) other Collateral with a book value less than $250,000 per location) as Agent may require, all in form and substance reasonably satisfactory to Agent. In addition, Agent shall have the right to require the Loan Party to use its commercially reasonable efforts to provide Agent with a Waiver for any Collateral that is located in a jurisdiction that provides for statutory landlord’s Liens and for any location at which the Person in possession of such Collateral has a Lien thereon. Notwithstanding anything to the contrary in this Section 5.9(e), each Loan Party and Agent acknowledge and agree that all material Intellectual Property and Records that are maintained on items of Collateral for which a Loan Party is unable to provide a Waiver also shall be maintained or backed up in a manner sufficient that Agent shall be able to have access to such Intellectual Property and Records in accordance with the exercise of Agent’s rights hereunder.
(f)
Certain Agreements on Rights to Payment. Other than in the ordinary course of business, not make any material discount, credit, rebate or other reduction in the original amount owing on a Right to Payment or accept in satisfaction of a Right to Payment less than the original amount thereof.
5.10
Authorization for Automated Clearinghouse Funds Transfer. (i) Authorize each Lender to initiate debit entries to Borrower’s Primary Operating Account, specified in the Supplement hereto, through Automated Clearinghouse (“ACH”) transfers, in order to satisfy the regularly scheduled payments of principal and interest; (ii) provide each Lender at least twenty (20) days’ notice of any change in Borrower’s Primary Operating Account; and (iii) grant each Lender any additional authorizations necessary to begin ACH debits from a new account which becomes the Primary Operating Account.
5.11
Anti-Corruption Laws. Provide true, accurate and complete information, in all material respects, in all product orders, reimbursement requests and other communications relating to each Loan Party and its products.
ARTICLE 6 -
NEGATIVE COVENANTS

During the term of this Agreement and until the performance of all Obligations (other than inchoate indemnity obligations), no Loan Party will:

6.1
Indebtedness. Be indebted for borrowed money, the deferred purchase price of property, or leases which would be capitalized in accordance with GAAP; or become liable as a surety, guarantor, accommodation party or otherwise for or upon any obligation with respect to any of the foregoing of any other Person, except:
(a)
Indebtedness incurred for the acquisition of supplies, Inventory or other property or services on normal trade credit;
(b)
Indebtedness incurred or assumed pursuant to one or more transactions permitted under Section 6.4;
(c)
Indebtedness of a Loan Party under this Agreement;
(d)
Subordinated Debt;
(e)
any Indebtedness approved by Lenders prior to the Closing Date as shown on Schedule 6.1;
(f)
Indebtedness secured by a lien described in clause (c) of the defined term “Permitted Liens” not to exceed $1,000,000 in aggregate principal amount outstanding at any time;
(g)
Any Indebtedness arising from the endorsement of instruments in the ordinary course of business;
(h)
Indebtedness incurred under corporate credit cards not to exceed $500,000 in aggregate principal amount outstanding at any time;
(i)
guaranties and similar surety obligations in respect of Indebtedness permitted under this Section 6.1;
(j)
Indebtedness in the form of letters of credit in an aggregate principal amount not to exceed $250,000 at any time outstanding;

(k)
Indebtedness of a Loan Party issued in connection with up to $200,000,000 in convertible notes with conversion, redemption and fundamental change terms customary for convertible notes issued in public or “Rule 144A” offerings, provided that such notes (i) are unsecured, or, if secured, constitute Subordinated Debt, (ii) have a maturity date no earlier than six (6) months following the Maturity Date and (iii) are issued at a commercially reasonable rate of interest that is subject to an interest rate cap;
(l)
Other indebtedness in an aggregate principal amount not to exceed $200,000 outstanding at any time;
(m)
Insurance premium financing;
(n)
Performance bonds, bid bonds and similar obligations incurred in the ordinary course of business;
(o)
Earnouts, deferred purchase price obligations, purchase price adjustments, seller notes and similar obligations incurred in connection with Permitted Acquisitions;
(p)
Indebtedness assumed in connection with Permitted Acquisitions as long as the principal amount thereof does not exceed $250,000 in the aggregate at any time outstanding;
(q)
the extent constituting Indebtedness, any Investments permitted under Section 6.6 and any obligation under any dividend, purchase, redemption, acquisition or distribution with respect to any of Borrower’s capital stock that is permitted under Section 6.3; and
(r)
extensions, refinancings, modifications, amendments and restatements, and renewals of any of the foregoing; provided that the principal amount thereof is not increased.
6.2
Liens. Create, incur, assume or permit to exist any Lien, or grant any other Person a negative pledge that limits, restricts or prohibits the granting of any lien on a Loan Party’s property in favor of Agent, on any of a Loan Party’s property, except, in each case, for Permitted Liens and any negative pledge in respect of any asset subject to a Lien permitted by clause (c) of the definition of Permitted Liens. Each Loan Party, Lenders and Agent agree that this covenant is not intended to constitute a lien, deed of trust, equitable mortgage, or security interest of any kind on any of such Loan Party’s real property, and this Agreement shall not be recorded or recordable. Notwithstanding the foregoing, however, violation of this covenant by a Loan Party shall constitute an Event of Default.
6.3
Dividends. Pay any dividends or purchase, redeem or otherwise acquire or make any other distribution with respect to any of the applicable Loan Party’s capital stock, except (a) dividends or other distributions solely of capital stock of such Loan Party, (b) so long as no Event of Default has occurred and is continuing, repurchases of stock from employees, managers, consultants or contractors upon termination of employment or services under reverse vesting or similar repurchase plans not to exceed $250,000 in any calendar year, (c) the conversion of the Loan Party’s convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof and payments of cash in lieu of the issuance of fractional shares in connection with the conversion or exercise of convertible securities, (d) the purchase, redemption or other acquisition of shares of the Loan Party’s capital stock with the proceeds received from a substantially concurrent issue of new shares of its capital stock, (e) tax distributions to the holders of each Loan Party’s equity interests in accordance with the terms in the Operating Agreement, (f) distributions in accordance with the terms of the Operating Agreement to the extent necessary to enable Parent to make payments required to be made by Parent under the Tax Receivable Agreement, (g) purchases of capital stock in connection with the exercise of stock options, warrants or other equity awards by way of cashless exercise or in connection with the satisfaction of withholding tax obligations, (h) purchases of fractional shares of capital stock arising out of stock dividends, splits or combinations or business combinations or in connection with exercises or conversions of options, warrants and other convertible securities, (i) dividends and distributions by any Subsidiary to a Loan Party and (j) purchases for value of any rights distributed in connection with any stockholder rights plan.
6.4
Fundamental Changes. (a) Liquidate or dissolve; (b) consummate, or permit any of a Loan Party’s Subsidiaries to consummate, any Change of Control; or (c) acquire, or permit any of a Loan Party’s Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, unless such acquisition is permitted pursuant to Section 6.14(a) or a Permitted Acquisition. Notwithstanding anything to the contrary in this Section 6.4, a Loan Party may consummate a transaction that will constitute a Change of Control so long as: (i) the Person that results from such Change of Control (the “Surviving Entity”) shall have executed and delivered to Agent an agreement in form and substance reasonably satisfactory to Agent, containing an assumption by the Surviving Entity of the due and punctual payment and performance of all Obligations and performance and observance of each covenant and condition of the applicable Loan Party in the Loan Documents; (ii) all such obligations of the Surviving Entity to Agent and Lenders shall be guaranteed by any Person that directly or indirectly owns or controls 50% or more of the voting stock of the Surviving Entity; (iii) immediately after giving effect to such Change of Control, no Event of Default or, event which with the lapse of time or giving of notice or both, would result in an Event of Default shall have occurred and be continuing; and (iv) the credit risk to Lenders, in each Lender’s sole discretion, with respect to the Obligations and the Collateral shall not be increased; and (v) the Loan Party shall have provided to Agent notice of any Change in Control transaction no later than ten (10) days after entering into such transaction. In determining whether the proposed Change of Control would result in an increased credit risk, each Lender may consider, among other things, changes in such Loan Party’s management team, employee base, access to equity markets, venture capital support, financial position and/or disposition of intellectual property rights which may reasonably be anticipated as a result of the Change of Control. In addition, (i) a Subsidiary may merge or consolidate into another Subsidiary and (ii) a Loan Party may consolidate or merge with any of such Loan Party ’s Subsidiaries provided that the applicable Loan Party is the continuing or surviving Person.
6.5
Sales of Assets. Sell, transfer, lease, license or otherwise dispose of (a “Transfer”) any of such Loan Party’s assets except (i) non-exclusive licenses of Intellectual Property in the ordinary course of business consistent with industry practice and licenses that may be exclusive (a) in certain respects, such as field of use or specific molecules or biological targets, or (b) as to territory but only as to discreet geographical areas outside of the United States of America; provided that, in each case, such licenses of Intellectual Property neither result in a legal transfer of title of the licensed Intellectual Property nor have the same effect as a sale of such Intellectual Property; (ii) Transfers of worn-out, obsolete or surplus property (each as determined by the Loan Party in its reasonable judgment); (iii) Transfers of Inventory in the ordinary course of business; (iv) Transfers constituting Permitted Liens; (v) Transfers permitted in Section 6.3, 6.4, 6.6 or 6.7 hereunder; (vi) Transfers of assets (other than Intellectual Property) for fair consideration and in the ordinary course of its business and (vii) other Transfers in an aggregate amount not to exceed $500,000 in any fiscal year.
6.6
Loans/Investments. Make or suffer to exist any loans, guaranties, advances, or investments (“Investments”), except:
(a)
accounts receivable in the ordinary course of the Loan Party’s business;
(b)
Investments in domestic certificates of deposit issued by, and other domestic investments with, financial institutions organized under the laws of the United States or a state thereof, having at least One Hundred Million Dollars ($100,000,000) in capital and a rating of at least “investment grade” or “A” by Moody’s or any successor rating agency;
(c)
Investments in marketable obligations of the United States of America and in open market commercial paper given the highest credit rating by a national credit agency and maturing not more than one year from the creation thereof;
(d)
temporary advances to cover incidental expenses to be incurred in the ordinary course of business;
(e)
Investments in joint ventures, strategic alliances, licensing and similar arrangements customary in the Loan Party’s industry and which do not require the Loan Party to assume or otherwise become liable for the obligations of any third party not directly related to or arising out of such arrangement or, without the prior written consent of Required Lenders, require the Loan Party to transfer ownership of non-cash assets to such joint venture or other entity;
(f)
Investments in (i) one or more wholly-owned domestic Subsidiaries of such Loan Party, so long as in accordance with Section 6.14(a) of this Agreement, each such Person has been made a co-borrower hereunder or has executed and delivered to Agent an agreement, in form and substance reasonably satisfactory to Required Lenders, containing a guaranty of the Obligations, (ii) one or more wholly-owned foreign Subsidiaries of the Loan Parties up to $500,000 per year, and (iii) foreign subsidiaries in accordance with cost-plus, transfer pricing and similar arrangements in the ordinary course for the reimbursements of operating, payroll and other expenses;
(g)
Investments approved by Lenders prior to the Closing Date as shown on Schedule 6.6;
(h)
Investments accepted in connection with transactions permitted under Section 6.4 or investments accepted in connection with Transfers permitted by Section 6.5;
(i)
Investments consisting of deposit accounts; provided Lender has a perfected security interest therein to the extent required by 6.11;
(j)
Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;
(k)
non-cash loans approved by the applicable Loan Party’s Managing Member or Board of Directors to employees, officers or managers or directors relating to the purchase of equity securities of the Loan Party pursuant to employee stock purchase plans or agreements approved by the Loan Party’s Managing Member or Board of Directors, limited to an aggregate total of $250,000 at any time outstanding;
(l)
Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of a Loan Party’s business;
(m)
Investments permitted under Section 6.11;
(n)
Investments consisting of notes receivable of, or prepaid royalties and other credit extensions to, customers and suppliers in the ordinary course of business;
(o)
Investments by wholly owned Subsidiaries in other wholly owned Subsidiaries or in a Loan Party;
(p)
Permitted Acquisitions; and
(q)
Other investments not otherwise permitted by this Section 6.6 not exceeding $500,000 in any fiscal year.
6.7
Transactions with Related Persons. Directly or indirectly enter into any transaction with or for the benefit of a Related Person except for (i) transactions on terms not more favorable to the Related Person than would have been obtainable in an “arms’ length” dealing, (ii) sales of equity securities by a Loan Party and incurrence of Subordinated Debt for capital raising purposes, (iii) transactions that have otherwise been disclosed in writing to, and reviewed and approved by, Required Lenders (including on Schedule 6.7 hereto), (iv) employment and consulting arrangements, including stock options, employee compensation, and severance arrangements in the ordinary course of business, (v) customary reimbursement and indemnity arrangements in the ordinary course of business, and (vi) Investments permitted under clauses (d), (f), (k) or (o) of Section 6.6.
6.8
Other Business. Engage in any material line of business other than the business such Loan Party conducts as of the Closing Date and any business substantially similar or related or incidental thereto.
6.9
Financing Statements and Other Actions. Fail to execute and deliver to Agent all financing statements, notices and other documents (including, without limitation, any filings with the United States Patent and Trademark Office and the United States Copyright Office) from time to time reasonably requested by Agent to maintain a perfected first priority security interest in the Collateral in favor of Agent, subject to Permitted Liens; perform such other acts, and execute and deliver to Agent such additional conveyances, assignments, agreements and instruments, as Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or Agent’s rights, powers and remedies hereunder.

6.10
Compliance. Become required to be registered as an “investment company” or controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Loan for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply in all material respects with the Federal Fair Labor Standards Act or violate any law or regulation, which noncompliance or violation could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Agent’s Lien on the Collateral, or permit any of its subsidiaries to do any of the foregoing.
6.11
Other Deposit and Securities Accounts. Maintain any Deposit Accounts or accounts holding securities owned by Loan Party except (i) Deposit Accounts and investment/securities accounts as set forth in the Supplement with respect to which an account control agreement has been executed and delivered to Agent, and (ii) other Deposit Accounts and securities/investment accounts, in each case, with respect to which the Loan Party and Agent shall have taken such action as Agent reasonably deems necessary to obtain a perfected first priority security interest therein, including without limitation the execution and delivery of an account control agreement, subject to Permitted Liens. The provisions of the previous sentence shall not apply to (i) Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Loan Party’s employees, (ii) Deposit Accounts subject to Liens permitted by clause (p) of the definition of Permitted Liens and (iii) accounts held with Comerica Bank as long as such accounts are closed within 45 days after the Closing Date; in each case of (i) and (ii), as identified to Agent as such (collectively, the “Excluded Accounts”).
6.12
Prepayment of Indebtedness. Prepay, redeem or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness (other than the Loans and Indebtedness permitted by Section 6.1 hereof). Notwithstanding the foregoing, the parties agrees that the conversion or exchange into a Loan Party’s equity securities of any Indebtedness (other than the Loans) and the payment of cash in lieu of the issuance of fractional shares upon such conversion or exchange shall not be prohibited by this Section 6.12.
6.13
Repayment of Subordinated Debt. Repay, prepay, redeem or otherwise satisfy in any manner any Subordinated Debt, except in accordance with the terms of any subordination agreement among a Loan Party, Agent and the holder(s) of such Subordinated Debt. Notwithstanding the foregoing, Agent agrees that the conversion or exchange into the Loan Party’s equity securities of any Subordinated Debt, the exchange of Borrower’s equity securities for the equity securities of Parent and the payment of cash in lieu of fractional shares shall not be prohibited by this Section 6.13.
6.14
Subsidiaries.
(a)
Acquire or create any Subsidiary, unless such Subsidiary becomes, at Agent’s option, either a co-borrower hereunder or executes and delivers to Agent one or more agreements, in form and substance reasonably satisfactory to Required Lenders, containing a guaranty of the Obligations that is secured by first priority Liens on such Person’s assets, subject to Permitted Liens. For clarity, the parties acknowledge and agree that Required Lenders shall have the exclusive right to determine whether any such Person will be made a co-borrower hereunder or a guarantor of the Obligations. Prior to the acquisition or creation of any such Subsidiary, the Loan Party shall notify Agent thereof in writing, which notice shall contain the jurisdiction of such Person’s formation and include a description of such Person’s fully diluted capitalization and the Loan Party’s purpose for its acquisition or creation of such Subsidiary.
(b)
Sell, transfer, encumber or otherwise dispose of the Loan Party’s ownership interest in any Subsidiary other than Permitted Liens.
(c)
Cause or permit a Subsidiary to do any of the following: (i) grant Liens on such Subsidiary’s assets, except for Liens that would constitute Permitted Liens if incurred by the Loan Party and Liens on any property held or acquired by such Subsidiary in the ordinary course of its business securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided, that such Lien attaches solely to the property acquired with such Indebtedness and that the principal amount of such Indebtedness does not exceed one hundred percent (100%) of the cost of such property; and (ii) issue any additional Shares, except to the Loan Party or a wholly owned Subsidiary of the Loan Party.

6.15
Leases. Create, incur, assume, or suffer to exist any obligation as lessee for the rental or hire of any personal property (“Personal Property Leases”), except for Personal Property Leases of Equipment in the ordinary course of business that do not in the aggregate require the Loan Party to make payments (including taxes, insurance, maintenance and similar expenses which the Loan Party is required to pay under the terms of any such lease) in any calendar year in excess of $1,000,000 in aggregate amount. For the avoidance of doubt, this Section 6.15 will not be applicable to Indebtedness otherwise permitted under Section 6.1(f) of this Agreement.
6.16
Anti-Corruption Laws.
(a)
Take any action that would cause a violation of any anti-corruption law, including but not limited to, the Foreign Corrupt Practices Act, the United Kingdom Bribery Act, and all other applicable anti-corruption laws.
(b)
Directly or indirectly, offer, pay, give, promise or authorize the payment of any money, gift, or anything of value to any person acting in an official capacity for any government department, agency, or instrumentality, including state-owned or controlled companies or entities, and public international organizations, as well as a political party or official thereof or candidates for political office, in violation of any applicable law.
ARTICLE 7 -
EVENTS OF DEFAULT
7.1
Events of Default; Acceleration. Upon the occurrence and during the continuation of any Event of Default, the obligation of each Lender to make any additional Loan shall be suspended. The occurrence and continuation of any of the following (each, an “Event of Default”) shall at the option of Agent, at the direction of the Required Lenders (1) make all sums of Basic Interest and principal, as well as any other Obligations and amounts owing under any Loan Documents, immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor or any other notices or demands, and (2) give Agent the right to exercise any other right or remedy provided by contract or applicable law:
(a)
Borrower shall (i) fail to pay when due any principal or interest under this Agreement or any Note, or (ii) fail to pay any fees or other charges when due under any Loan Document (other than any Warrant), and such failure continues for three (3) Business Days or more after the same first becomes due; or an Event of Default as defined in any other Loan Document shall have occurred.
(b)
Any representation or warranty made, or financial statement, certificate or other document provided, by a Loan Party under any Loan Document shall prove to have been false or misleading in any material respect when made or deemed made herein.
(c)
If there occurs any circumstance or circumstances that could reasonably be expected to have a Material Adverse Effect.
(d)
(i) Borrower shall fail to pay its debts generally as they become due; or (ii) Borrower shall commence any Insolvency Proceeding with respect to itself, an involuntary Insolvency Proceeding shall be filed against Borrower, or a custodian, receiver, trustee, assignee for the benefit of creditors, or other similar official, shall be appointed to take possession, custody or control of the properties of Borrower, and such involuntary Insolvency Proceeding, petition or appointment is acquiesced to by Borrower or is not dismissed within forty five (45) days; or (iii) the dissolution, winding up, or termination of the business or cessation of operations of Borrower (including any transaction or series of related transactions deemed to be a liquidation, dissolution or winding up of Borrower pursuant to the provisions of Borrower’s charter documents); or (iv) Borrower shall take any corporate action for the purpose of effecting, approving, or consenting to any of the foregoing.
(e)
Borrower shall be in default beyond any applicable period of grace or cure under any other agreement involving the borrowing of money, the purchase of property on credit, the advance of credit or any other similar monetary liability to Lenders or to any Person that permits such Person to accelerate the payment of such obligations, whether or not exercised, in an amount in excess of the Threshold Amount.

(f)
Any governmental or regulatory authority shall take any judicial or administrative action, or any defined benefit pension plan maintained by Borrower shall have any unfunded liabilities, any of which, in the reasonable judgment of Required Lenders, could reasonably be expected to have a Material Adverse Effect.
(g)
Except as otherwise permitted pursuant to Sections 6.4 or 6.5, any sale, transfer or other disposition of all or any material part of the assets of Borrower, including without limitation to any trust or similar entity, shall occur.
(h)
Any judgment(s) singly or in the aggregate in excess of the Threshold Amount (not covered by independent third party insurance as to which liability has not been rejected by such insurance carrier) shall be entered against Borrower which remain unsatisfied, unvacated or unstayed pending appeal for twenty (20) or more days after entry thereof.
(i)
Borrower shall fail to perform or observe any covenant contained in Article 6 of this Agreement.
(j)
Borrower shall fail to perform or observe any covenant contained in Article 5 or elsewhere in this Agreement or any other Loan Document (other than a covenant which is dealt with specifically elsewhere in this Article 7 and other than any covenant under the Warrants) and, if capable of being cured, the breach of such covenant is not cured within 10 days after the sooner to occur of Borrower’s receipt of notice of such breach from Agent or any Lender or the date on which such breach first becomes known to any officer of Borrower (the “Notice Date”); provided, however that if such breach is not capable of being cured within such 10-day period and Borrower timely notifies Lenders of such fact and Borrower diligently pursues such cure, then the cure period shall be extended to the date requested in Borrower’s notice but in no event more than 30 days from the Notice Date; provided, further, that such 30-day opportunity to cure shall not apply in the case of any failure to perform or observe any covenant which has been the subject of a prior failure within the preceding 180 days or which is a willful and knowing breach by Borrower.
(k)
If all or any portion of a Guarantor’s Obligations under Article 11 of this Agreement cease for any reason to be in full force and effect, or any guarantor fails to perform any obligation hereunder, or any guarantor revokes or purports to revoke its Obligations under Article 11, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth by a Guarantor herein or in any certificate delivered to Lenders or Agent in connection herewith, or if any of the circumstances described in Sections 7.1(b) through 7.1(j) occur with respect to a Guarantor.
(l)
Any Loan Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the obligations of a Guarantor hereunder, or a Guarantor shall fail to comply with the terms of provisions of Article 11 hereof, or a Guarantor shall deny that it has any further liability hereunder, or shall give notice to such effect.
7.2
Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, Agent shall be entitled to, at its option, exercise any or all of the rights and remedies available to a secured party under the UCC or any other applicable law, and exercise any or all of its rights and remedies provided for in this Agreement and in any other Loan Document. The obligations of each Loan Party under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Obligations is rescinded or must otherwise be returned by any Lender or Agent upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of a Loan Party or otherwise, all as though such payment had not been made.
7.3
Sale of Collateral. Upon the occurrence and during the continuance of an Event of Default, Agent may, at the direction of Required Lenders, sell all or any part of the Collateral, at public or private sales, to the Lenders or a designee of Lenders, a wholesaler, retailer or investor, for cash, upon credit or for future delivery, and at such price or prices as Required Lenders may deem commercially reasonable. To the extent permitted by law, each Loan Party hereby specifically waives all rights of redemption and any rights of stay or appraisal which it has or may have under any applicable law in effect from time to time. Any such public or private sales shall be held at such times and at such place(s) as Required Lenders may determine. In case of the sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Agent until the selling price is paid by the purchaser, but neither Agent nor any Lender shall incur any liability in case of the failure of such purchaser to pay for the Collateral and, in case of any such failure, such Collateral may be resold. Agent may, at the direction of Required Lenders, instead of exercising its power of sale, proceed to enforce its security interest in the Collateral by seeking a judgment or decree of a court of competent jurisdiction. Without limiting the generality of the foregoing, if an Event of Default is in existence, in each case, at the direction of Required Lenders:
(1)
Subject to the rights of any third parties, Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyrights, Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as Required Lenders shall in their sole discretion determine;
(2)
Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Borrower in, to and under any Copyright Licenses, Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and Borrower hereby releases Agent and each Lender from, and agrees to hold Agent and each Lender free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto other than, with respect to Agent or any Lender, claims arising out of the gross negligence or willful misconduct of Agent or such Lender, respectively;
(3)
Upon request by Agent, Borrower will execute and deliver to Agent a power of attorney, in form and substance reasonably satisfactory to Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Copyright, Patent or Trademark. In the event of any such disposition pursuant to this clause 3, Borrower shall supply its know-how and expertise relating to the products or services made or rendered in connection with Patents, the manufacture and sale of the products bearing Trademarks, and its customer lists and other records relating to such Copyrights, Patents or Trademarks and to the distribution of said products, to Agent;
(4)
If, at any time when Required Lenders shall determine to exercise its right to sell the whole or any part of the Shares hereunder, such Shares or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act (or any similar statute), then Agent may, at the direction of Required Lenders in their sole discretion (subject only to applicable requirements of law), sell such Shares or part thereof by private sale in such manner and under such circumstances as Required Lenders may deem necessary or advisable, but subject to the other requirements of this Article 7, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent may, at the direction of Required Lenders in their discretion, (i) in accordance with applicable securities laws proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Shares or part thereof could be or shall have been filed under the Securities Act (or similar statute), (ii) approach and negotiate with a single possible purchaser to effect such sale, and (iii) restrict such sale to a purchaser who is an accredited investor under the Securities Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Shares or any part thereof. In addition to a private sale as provided above in this Article 7, if any of the Shares shall not be freely distributable to the public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this Article 7, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:
(A)
as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;
(B)
as to the content of legends to be placed upon any certificates representing the Shares sold in such sale, including restrictions on future transfer thereof;
(C)
as to the representations required to be made by each Person bidding or purchasing at such sale relating to such Person’s access to financial information about a Loan Party or any of its Subsidiaries and such Person’s intentions as to the holding of the Shares so sold for investment for its own account and not with a view to the distribution thereof; and
(D)
as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy

Code and other laws affecting the enforcement of creditors’ rights and the Securities Act and all applicable state securities laws.
(5)
Each Loan Party recognizes that Agent may be unable to effect a public sale of any or all the Shares and may be compelled to resort to one or more private sales thereof in accordance with clause (4) above. Each Loan Party also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Shares for the period of time necessary to permit the applicable Subsidiary to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Loan Party and/or the Subsidiary would agree to do so.
7.4
Obligations upon Default. Upon the request of Agent, at the direction of Required Lenders, after the occurrence and during the continuance of an Event of Default, the applicable Loan Party will:
(a)
Assemble and make available to Agent the Collateral at such place(s) as Agent shall reasonably designate, segregating all Collateral so that each item is capable of identification; and
(b)
Subject to the rights of any lessor, permit Agent, by Agent’s officers, employees, agents and representatives, to enter any premises where any Collateral is located, to take possession of the Collateral, to complete the processing, manufacture or repair of any Collateral, and to remove the Collateral, or to conduct any public or private sale of the Collateral, all without any liability of Agent or any Lender for rent or other compensation for the use of the applicable Loan Party’s premises.
ARTICLE 8 -
SPECIAL COLLATERAL PROVISIONS
8.1
Compromise and Collection. Each Loan Party and Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Rights to Payment; that certain of the Rights to Payment may be or become uncollectible in whole or in part; and that the expense and probability of success of litigating a disputed Right to Payment may exceed the amount that reasonably may be expected to be recovered with respect to such Right to Payment. Each Loan Party hereby authorizes Agent, after and during the continuance of an Event of Default, to compromise with the obligor, accept in full payment of any Right to Payment such amount as Agent shall negotiate with the obligor, or abandon any Right to Payment, in each case, as directed by Required Lenders. Any such action by Agent shall be considered commercially reasonable so long as Required Lenders have made the determination in good faith based on information known to them at the time Agent takes any such action.
8.2
Performance of Loan Parties’ Obligations. Without having any obligation to do so, upon reasonable prior notice to the applicable Loan Party, Agent may, at the direction of Required Lenders, perform or pay any obligation which such Loan Party has agreed to perform or pay under this Agreement (but has failed timely to perform or pay), including, without limitation, the payment or discharge of taxes or Liens levied or placed on or threatened against the Collateral, provided that the Lenders shall fund amounts necessary to make such payments ratably in accordance with the principal amount of the Loans held by each Lender. In so performing or paying, Agent and Required Lenders shall determine the action to be taken and the amount necessary to discharge such obligations. The applicable Loan Party shall reimburse Agent on demand for any amounts paid by Agent or any Lender pursuant to this Section, whereupon, Agent shall promptly deliver to Lenders such payments, which amounts shall constitute Obligations secured by the Collateral and shall bear interest from the date of demand at the Default Rate.
8.3
Power of Attorney. For the purpose of protecting and preserving the Collateral and Agent’s and Lenders’ rights under this Agreement, each Loan Party hereby irrevocably appoints Agent, with full power of substitution, as its attorney‑in‑fact with full power and authority, after the occurrence and during the continuance of an Event of Default, to do any act which such Loan Party is obligated to do hereunder, as directed by Required Lenders; to exercise such rights with respect to the Collateral as the Loan Party might exercise, as directed by Required Lenders; to use such Inventory, Equipment, Fixtures or other property as the Loan Party might use, as directed by Required Lenders; to enter the Loan Party’s premises; to give notice of Agent’s security interest in, and to collect the Collateral, as directed by Required Lenders; and before or after Default, to the extent that the Loan Party has failed to do so after Lender’s request (unless an Event of Default has occurred), to execute and file in the Loan Party’s name any financing statements, amendments and continuation statements, account control agreements or other Security Documents necessary or desirable to create, maintain, perfect or continue the perfection of Agent’s security interests in the Collateral. Each Loan Party hereby ratifies all that Agent shall lawfully do or cause to be done by virtue of this appointment.
8.4
Authorization for Agent to Take Certain Action. The power of attorney created in Section 8.3 is a power coupled with an interest and shall be irrevocable. The powers conferred on Agent hereunder and thereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Agent to exercise such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Agent or any of its directors, officers, employees, agents or representatives be responsible to any Loan Party for any act or failure to act, except for gross negligence or willful misconduct. After the occurrence and during the continuance of an Event of Default, Agent may exercise this power of attorney without notice to or assent of the Loan Party, in the name of the Loan Party, or in Agent’s own name, from time to time in Agent’s sole discretion and at the Loan Party’s expense. To further carry out the terms of this Agreement, after the occurrence and during the continuance of an Event of Default, Agent may, at the direction of Required Lenders:
(a)
Execute any statements or documents or take possession of, and endorse and collect and receive delivery or payment of, any checks, drafts, notes, acceptances or other instruments and documents constituting Collateral, or constituting the payment of amounts due and to become due or any performance to be rendered with respect to the Collateral.
(b)
Sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts; drafts, certificates and statements under any commercial or standby letter of credit relating to Collateral; assignments, verifications and notices in connection with Accounts; or any other documents relating to the Collateral, including without limitation the Records.
(c)
Use or operate Collateral or any other property of a Loan Party for the purpose of preserving or liquidating Collateral.
(d)
File any claim or take any other action or proceeding in any court of law or equity or as otherwise deemed appropriate by Agent for the purpose of collecting any and all monies due or securing any performance to be rendered with respect to the Collateral.
(e)
Commence, prosecute or defend any suits, actions or proceedings or as otherwise deemed appropriate by Agent for the purpose of protecting or collecting the Collateral. In furtherance of this right, upon the occurrence and during the continuance of an Event of Default, Agent may apply for the appointment of a receiver or similar official to operate the Loan Party’s business.
(f)
Prepare, adjust, execute, deliver and receive payment under insurance claims, and collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and apply such amounts at Agent’s sole discretion, toward repayment of the Obligations or replacement of the Collateral.
8.5
Application of Proceeds. Any Proceeds and other monies or property received by Agent pursuant to the terms of this Agreement or any Loan Document may be applied as follows:

First, to Agent, the aggregate amount of all documented costs, expenses, indemnities and other amounts required to be reimbursed to Agent, in its capacity as such, until paid in full;

Second, to Agent, for the ratable benefit of Lenders (in accordance with the portion funded by each Lender), the aggregate amount of all Obligations arising on account of payments made by Agent in accordance with Section 8.2, until repaid in full;

Third, to Lenders, ratably in accordance with principal amount of the Loans held by each Lender, an amount equal to the aggregate costs, expenses, indemnities or other amounts then required to be reimbursed to such Lender, until paid in full;

Fourth, to Lenders, ratably in accordance with aggregate amount of any fees, premiums or similar payments due to each Lender in respect of the Loans held by such Lender, an amount equal to the aggregate fees, premiums or other similar such payments due to such Lender in respect of the Loans, until paid in full;

Fifth, to Lenders, ratably in accordance with accrued and unpaid interest in respect of the Loans and the other Obligations due to each Lender, an amount equal to the aggregate accrued and unpaid interest on the Loans and other Obligations then due, until paid in full;

Sixth, to Lenders, ratably in accordance outstanding principal due to each Lender in respect of the Loans, an amount equal to the aggregate principal outstanding in respect of the Loans then due, until paid in full;

Seventh, to Agent and each Lender, ratably in accordance with any other Obligations due to such Lender, an amount equal to all other Obligations due and payable to Agent and each Lender, until paid in full; and

Last, the balance, if any, to the applicable Loan Party or as otherwise required by applicable law.

8.6
Deficiency. If the Proceeds of any disposition of the Collateral are insufficient to cover all costs and expenses of such sale and the payment in full of all the Obligations, plus all other sums required to be expended or distributed by Agent or any Lender, then the applicable Loan Party shall be liable for any such deficiency.
8.7
Agent Transfer. Upon the transfer of all or any part of the Obligations, Agent may transfer all or part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of Agent hereunder with respect to such Collateral so transferred, but with respect to any Collateral not so transferred, Agent shall retain all rights and powers hereby given.
8.8
Agent’s Duties.
(a)
Agent shall use reasonable care in the custody and preservation of any Collateral in its possession. Without limitation on other conduct which may be considered the exercise of reasonable care, Agent shall be deemed to have exercised reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Agent accords its own property, it being understood that Agent shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, declining value, tenders or other matters relative to any Collateral, regardless of whether Agent has or is deemed to have knowledge of such matters; or taking any necessary steps to preserve any rights against any Person with respect to any Collateral. Under no circumstances shall Agent be responsible for any injury or loss to the Collateral, or any part thereof, arising from any cause beyond the reasonable control of Agent .
(b)
Agent may at any time deliver the Collateral or any part thereof to the applicable Loan Party and the receipt of the Loan Party shall be a complete and full acquittance for the Collateral so delivered, and Agent shall thereafter be discharged from any liability or responsibility therefor.
(c)
Neither Agent, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Agent shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by a Loan Party or any other party through the ordinary negligence of Agent, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Agent.
8.9
Termination of Security Interests and Loan Documents. Upon the payment in full of the Obligations (other than inchoate indemnity obligations) and satisfaction of all the Loan Parties’ obligations (other than inchoate indemnity obligations) under this Agreement and the other Loan Documents (other than any Warrant), and if Lenders have no further obligations to make Loans in connection with their Commitments, the security interest granted hereby shall terminate, all rights to the Collateral shall revert to the applicable Loan Party and this Agreement and the other

Loan Documents shall terminate; provided that (i) those obligations, liabilities, covenants and terms that are expressly specified herein and in any other Loan Document as surviving that respective agreement’s termination, including without limitation, the applicable Loan Party’s indemnity obligations set forth in this Agreement, shall continue to survive notwithstanding anything to the contrary set forth herein, and (ii) nothing set forth herein shall affect or be deemed to affect those obligations, liabilities, covenants and terms set forth in any warrant instrument issued to a Lender or set forth in any other equity securities or convertible debt securities of a Loan Party acquired by Lenders in connection with this Agreement. Upon any such termination, Agent shall return all Collateral in its possession or control to the applicable Loan Party and, at such Loan Party’s expense, execute and deliver to such Loan Party such documents as the Loan Party shall reasonably request to evidence such termination.
ARTICLE 9 -
GENERAL PROVISIONS
9.1
Notices. Any notice given by any party under any Loan Document shall be in writing and personally delivered, sent by overnight courier, or United States mail, postage prepaid, or sent by facsimile, or other authenticated message, charges prepaid, to the other party’s or parties’ addresses shown on the Supplement. Each party may change the address or facsimile number to which notices, requests and other communications are to be sent by giving written notice of such change to each other party. Notice given by hand delivery shall be deemed received on the date delivered; if sent by overnight courier, on the next Business Day after delivery to the courier service; if by first class mail, on the third Business Day after deposit in the U.S. Mail; and if by facsimile, on the date of transmission.
9.2
Binding Effect. The Loan Documents shall be binding upon and inure to the benefit of Borrower, Guarantors, Lenders, Agent and their respective successors and assigns; provided, however, that no Loan Party may assign or transfer its rights or obligations under any Loan Document except as permitted under Section 6.4 or in accordance with a Permitted Acquisition. Each Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, such Lender’s rights and obligations under the Loan Documents provided that, so long as no Event of Default has occurred and is continuing, neither Lender shall assign any of such rights or obligations to any competitor of Borrower. In connection with any of the foregoing, Lenders and Agent may disclose all documents and information which Lenders and Agent now or hereafter may have relating to the Loans, the Loan Parties, or their business, provided that any Person who receives such information shall have agreed in writing in advance to maintain the confidentiality of such information on terms no less favorable to the Loan Parties than are set forth in Section 9.13 hereof.
9.3
No Waiver. Any waiver, consent or approval by Lenders of any Event of Default or breach of any provision, condition, or covenant of any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of any Loan Document. No failure or delay on the part of Agent or any Lender in exercising any power, right, or privilege under any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right, or privilege shall preclude any further exercise thereof or the exercise of any other power, right or privilege. Lenders have the right at their sole option to continue to accept interest and/or principal payments due under the Loan Documents after default, and such acceptance shall not constitute a waiver of said default or an extension of the maturity of any Loan unless Lenders agree otherwise in writing.
9.4
Rights Cumulative. All rights and remedies existing under the Loan Documents are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.
9.5
Unenforceable Provisions. Any provision of any Loan Document executed by a Loan Party which is prohibited or unenforceable in any jurisdiction, shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of any such Loan Document shall remain valid and enforceable.
9.6
Accounting Terms. Except as otherwise provided in this Agreement, accounting terms and financial covenants and information shall be determined and prepared in accordance with GAAP (except for (i) non-compliance with FAS 123R in monthly reporting and (ii) with respect to unaudited financial statements for the absence of footnotes and subject to year-end audit adjustments, provided that if at any time any change in GAAP would affect the computation of any covenant requirement set forth in any of the Loan Documents, and either Borrower or Lender shall so request, Borrower and Lender shall negotiate in good faith to amend such ratio or covenant requirement to preserve the original intent thereof in light of such change in GAAP; provided, further, that, until so amended, such covenant requirement shall continue to be computed in accordance with GAAP prior to such change therein.) Notwithstanding the foregoing, any obligations of a Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purpose of this Agreement (other than for purposes of the delivery of financial statements prepared in accordance with GAAP) whether or not such operating lease obligations were in effect on such date, notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in accordance with GAAP.
9.7
Indemnification; Exculpation. Each Loan Party shall pay and protect, defend and indemnify each Lender, Agent and each Lender’s and Agent’s employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Lender, collectively “Indemnified Parties”) against, and hold each Lender, Agent and each of such Indemnified Parties harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including, without limitation, attorneys’ fees and costs) and other amounts incurred by each Lender, Agent and each of such Indemnified Parties, arising from (i) the matters contemplated by this Agreement or any other Loan Documents, (ii) any dispute between a Loan Party and a third party, or (iii) any contention that the Loan Party has failed to comply with any law, rule, regulation, order or directive applicable to such Loan Party’s business; provided, however, that this indemnification shall not apply to any of the foregoing to the extent incurred as the result of any Lender’s, Agent’s or any of such Indemnified Parties’ gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all of the Loan Parties’ Obligations to Lenders.
9.8
Reimbursement. The Loan Parties shall reimburse each Lender and Agent for all costs and expenses, including without limitation reasonable attorneys’ fees and disbursements expended or incurred by each Lender and Agent in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the preparation and negotiation of the Loan Documents, (b) the amendment and enforcement of the Loan Documents, including without limitation during any workout, attempted workout, and/or in connection with the rendering of legal advice as to each Lender’s and Agent’s rights, remedies and obligations under the Loan Documents, (c) collecting any sum which becomes due to each Lender under any Loan Document, (d) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or (e) the protection, preservation or enforcement of any rights of Lenders or Agent under the Loan Documents. For the purposes of this section, attorneys’ fees shall include, without limitation, fees incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, proceeding or other activity of any kind in connection with an Insolvency Proceeding; (4) garnishment, levy, and debtor and third party examinations; and (5) post-judgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment. All of the foregoing costs and expenses shall be payable upon demand by any Lender or Agent, and if not paid within forty-five (45) days of presentation of invoices shall bear interest at the Default Rate.
9.9
Execution in Counterparts; Electronic Signatures. This Agreement and the other Loan Documents may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement and each of the other Loan Documents may be executed by electronic signatures. Borrower, Guarantors, Lenders and Agent expressly agree to conduct the transactions contemplated by this Agreement and the other Loan Documents by electronic means (including, without limitation, with respect to the execution, delivery, storage and transfer of this Agreement and each of the other Loan Documents by electronic means and to the enforceability of electronic Loan Documents). Delivery of an executed signature page to this Agreement and each of the other Loan Documents by facsimile or other electronic mail transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be effective as delivery of a manually executed counterpart hereof and thereof, as applicable. The words “execution,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.
9.10
Entire Agreement. The Loan Documents are intended by the parties as the final expression of their agreement and therefore contain the entire agreement among the parties and supersede all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only in a writing signed by Borrower, Guarantors, each Lender and Agent.
9.11
Governing Law and Jurisdiction.
(a)
THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.
(b)
ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF BORROWER, GUARANTORS, LENDERS AND AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF BORROWER, GUARANTORS, LENDERS AND AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. BORROWER, GUARANTORS, LENDERS AND AGENT EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.
9.12
Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, BORROWER, GUARANTORS, LENDERS AND AGENT EACH WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. BORROWER, GUARANTORS, LENDERS AND AGENT EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEMS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, including to the extent any Lender or Agent seeks to enforce any judgment or takes any legal action in any other jurisdiction to realize upon the Collateral, the parties hereto agree that, with respect to any actions and proceedings with respect to which the above jury trial waiver is not enforceable, such disputes shall be decided by a reference to a private judge, mutually selected by the parties, including, if applicable, in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. This Section 9.12 shall survive the termination of this Agreement.
9.13
Confidentiality. Each Lender and Agent agrees to hold in confidence all confidential information that it receives from a Loan Party pursuant to the Loan Documents, except for disclosure as shall be reasonably required and, in each case, subject to the same confidentiality obligations set forth herein: (a) to legal counsel and accountants for each Lender and Agent; (b) to other professional advisors to each Lender and Agent (to the extent that such professional advisors are subject to the same obligations of confidentiality as set forth herein); (c) to regulatory officials having jurisdiction over each Lender and Agent to the extent required by law; (d) to each Lender’s and Agent’s investors and prospective investors (to the extent that such investors or prospective investors are subject to the same confidentiality obligation set forth herein), and in each Lender’s and Agent’s SEC filings as required by law, but only to the extent such disclosure is required under applicable law; (e) as required by law or legal process or in connection with any legal proceeding to which Lenders, Agent and a Loan Party are adverse parties; (f) in connection with a disposition or proposed disposition of any or all of each Lender’s rights hereunder to any assignee or participant

(to the extent that any transferee or proposed transferee is subject to the same confidentiality obligation set forth herein); (g) to each Lender’s and Agent’s subsidiaries or Affiliates in connection with their business with a Loan Party (subject to the same confidentiality obligation set forth herein); (h) as required by valid order of a court of competent jurisdiction, administrative agency or governmental body, or by any applicable law, rule, regulation, subpoena, or any other administrative or legal process, or by applicable regulatory or professional standards, including in connection with any judicial or other proceeding involving any Lender or Agent relating to this Agreement and the transactions contemplated hereby; and (i) as required in connection with each Lender’s and Agent’s examination or audit. For purposes of this section, each Lender, Agent and Loan Party agree that “confidential information” shall mean any information regarding or relating to a Loan Party other than: (i) information which is or becomes generally available to the public other than as result of a disclosure by such Lender or Agent in violation of this section, (ii) information which becomes available to any Lender or Agent from any other source (other than a Loan Party) which such Lender or Agent does not know is bound by a confidentiality agreement with respect to the information made available, and (iii) information that such Lender or Agent knows on a non-confidential basis prior to a Loan Party disclosing it to such Lender or Agent. In addition, Borrower agrees that each Lender and Agent may use Borrower’s name, logo and/or trademark in connection with certain promotional materials that each Lender and Agent may disseminate to the public, including, but are not limited to, brochures, internet website, press releases and any other materials relating to the fact that each Lender and Agent has a financing relationship with Borrower.
ARTICLE 10 -
AGENCY

10.1 Appointment. Each Lender hereby irrevocably appoints Avenue Venture Opportunities Fund, L.P. to act on its behalf as the administrative agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

10.2 Indemnity. Each Lender agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by a Loan Party and without limiting the obligation of a Loan Party to do so), according to its respective Commitment percentage in effect on the date on which indemnification is sought under this Section 10.2, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, this Agreement, a Supplement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing. The agreements in this Section shall survive the payment of each Loan and all other amounts payable hereunder. Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of any Lender or as Agent shall believe in good faith shall be necessary, under the circumstances or (ii) in the absence of its own gross negligence or willful misconduct.

10.3 Agent in Its Individual Capacity. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity.

10.4
Exculpatory Provisions. The Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agent shall not:

(a)
be subject to any fiduciary or other implied duties, regardless of whether any default or any Event of Default has occurred and is continuing;

(b)
have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by Required Lenders, provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and

(c)
except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and the Agent shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as Agent or any of its Affiliates in any capacity.

10.5 Duties. Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent.

10.6 Reliance by Agent. Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of the Loan Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lenders with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.

10.7 Collateral Agent. The Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by a Loan Party to secure any of the Obligations. Each Lender hereby authorizes Agent, on behalf of and for the ratable benefit of Lenders, in its capacity as collateral agent, to enter into any of the Loan Documents as secured party for purposes of acquiring, holding and enforcing all Liens on Collateral (and any other collateral from time to time securing the Obligations), and as Agent for and representative of Lender thereunder, and each Lender agrees to be bound by the terms of each such document. All powers, rights and remedies under the Loan Documents may be exercised solely by Agent for the benefit of Lenders and Agent in accordance with the terms thereof. In the event of a foreclosure on any of the Collateral pursuant to a public or private sale, either Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing) shall be entitled (subject to the proviso at the end of this sentence), for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by Agent at such sale; provided however, that neither Agent nor any Lender shall “credit bid” at any foreclosure and/or other public or private sale absent the consent of the Required Lenders. Without limiting the generality of the foregoing, Agent is hereby expressly authorized to execute any and all documents (including releases) that bind Lenders with respect to (i) the Collateral and the rights of Lenders with respect thereto, as contemplated by and in accordance with the provisions of the Loan Documents, and (ii) any other subordination agreement with respect to any Subordinated Debt.

10.8 Successor Agents. Agent may resign upon thirty (30) days’ written notice to the Lenders and Borrower. If Agent shall resign in its capacity under this Agreement and the other Loan Documents, then the Required Lenders shall appoint a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of Agent in its capacity, and the term “Agent” shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Agent in its capacity shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any Lender. If no applicable successor agent has accepted appointment as such Agent in its capacity by the date that is twenty (20)

days following such retiring Agent’s notice of resignation, such retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Agent’s resignation as Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Loan Documents.

ARTICLE 11 -
GUARANTY

11.1 Guaranty. Each Guarantor hereby absolutely and unconditionally guarantees, jointly and severally (as applicable), as a guaranty of payment and performance and not merely as a guaranty of collection, to Lenders and Agent the prompt payment in full when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, and whether arising hereunder or under any other Loan Document (other than the Warrant), including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, reasonable attorneys’ fees and expenses incurred by the Agent in connection with the collection or enforcement thereof. The Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding absent manifest error upon each Guarantor, and conclusive for the purpose of establishing the amount of the Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument or agreement evidencing any Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.

11.2 Rights of Lenders. Each Guarantor consents and agrees that Agent and Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of such Guarantor’s Obligations under this Article 11 or any other Obligations; (c) apply such security and direct the order or manner of sale thereof as Agent and Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this the provisions of this Article 11 or which, but for this provision, might operate as a discharge of such Guarantor.

11.3 Certain Waivers. Each Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of Agent or Lenders) of the liability of the Borrower or any other guarantor; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of Borrower or any other guarantor; (c) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder; (d) any right to proceed against Borrower or any other guarantor, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of Agent whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Agent; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, including without limitation by reason of Sections 2787 to 2855, inclusive, of the California Civil Code. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations. Each Guarantor absolutely, unconditionally, knowingly, and expressly waives any right to revoke this Guaranty as to future Indebtedness and, in light thereof, all protection afforded such Guarantor under Section 2815 of the California Civil Code. Each Guarantor fully realizes and understands that, upon execution of this Agreement, such Guarantor will not have any right to revoke this Guaranty as to any future Indebtedness and, thus, may have no control over such Guarantor's ultimate responsibility for the Indebtedness. If, contrary to the express intent of this Agreement, any such revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that: (a) no such revocation shall be effective until written notice thereof has been received by Lenders; (b) no such revocation shall apply to any

Indebtedness in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof); (c) no such revocation shall apply to any Indebtedness made or created after such date to the extent made or created pursuant to a legally binding commitment of Lenders which is, or is believed in good faith by Lenders to be, in existence on the date of such revocation; (d) no payment by Borrower, or from any other source, prior to the date of such revocation shall reduce the obligations of such Guarantor hereunder; and (e) any payment by Borrower or from any source other than such Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Obligations, if any, as to which the revocation by such Guarantor is effective (and which are not, therefore, guarantied by such Guarantor hereunder), and, to the extent so applied, shall not reduce the obligations of such Guarantor hereunder.

11.4 Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other guarantor, and a separate action may be brought against such Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party.

11.5 Subrogation. No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Obligations and any amounts payable under this Guaranty have been indefeasibly paid in cash and performed in full and the Commitments are terminated. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Agent and Lenders and shall forthwith be paid to the Agent and Lenders to reduce the amount of the Obligations, whether matured or unmatured

11.6 Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Obligations now or hereafter existing and shall remain in full force and effect until all Obligations and any other amounts payable under this Guaranty are indefeasibly paid in full in cash and the Commitments are terminated. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or any Guarantor is made, or any of Agent or Lenders exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of Agent or Lenders in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any bankruptcy or insolvency laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Agent or Lenders are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty.

11.7 Subordination. Except for payments permitted in connection with Indebtedness of the type permitted under Section 6.1 hereof, provided no Event of Default has occurred, is continuing, or would exist immediately after the payment is made, each Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower or any Subsidiary owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to such Guarantor as subrogee of Agent and Lenders or resulting from such Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Obligations. If Agent or Lenders so request, any such obligation or indebtedness of the Borrower to such Guarantor shall be enforced and performance received by such Guarantor as trustee for Agent and the proceeds thereof shall be paid over to Agent on account of the Obligations, but without reducing or affecting in any manner the liability of such Guarantor or any other guarantor under this Guaranty.

11.8 Stay of Acceleration. If acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against any Guarantor or the Borrower under any bankruptcy or insolvency laws or otherwise, or otherwise, all such amounts shall nonetheless be payable by such Guarantor immediately upon demand by Agent or Lenders.

11.9 Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that none of Agent or Lenders has any duty, and such Guarantor is not relying on any of Agent or Lenders at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the

Borrower or any other guarantor (such Guarantor waiving any duty on the part of Agent and Lenders to disclose such information and any defense relating to the failure to provide the same).

ARTICLE 12 -
DEFINITIONS

The definitions appearing in this Agreement or any Supplement shall be applicable to both the singular and plural forms of the defined terms:

“Account” means any “account,” as such term is defined in the UCC, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to such Loan Party (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by the Loan Party or from any other transaction, whether or not the same involves the sale of goods or services by the Loan Party (including, without limitation, any such obligation that may be characterized as an account or contract right under the UCC) and all of such Loan Party’s rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of the Loan Party’s rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller’s rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to the Loan Party under all purchase orders and contracts for the sale of goods or the performance of services or both by the Loan Party or in connection with any other transaction (whether or not yet earned by performance on the part of the Loan Party), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

“Affiliate” means any Person which directly or indirectly controls, is controlled by, or is under common control with a Loan Party. “Control,” “controlled by” and “under common control with” mean direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided, that control shall be conclusively presumed when any Person or affiliated group directly or indirectly owns ten percent (10%) or more of the securities having ordinary voting power for the election of directors of a corporation.

“Agreement” means this Loan and Security Agreement and each Supplement thereto, as each may be amended or supplemented from time to time.

“Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended.

“Basic Interest” means the rate of interest payable on the outstanding balance of each Loan at the applicable Designated Rate.

“Borrowing Date” means the Business Day on which the proceeds of a Loan are disbursed by any Lender.

“Borrowing Request” means a written request from Borrower in substantially the form of Exhibit “B” to the Supplement, requesting the funding of one or more Loans on a particular Borrowing Date.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close.

“Change of Control” means: (a) any sale, license, or other disposition of all or substantially all of the assets of a Loan Party except as permitted by this Agreement; (b) any consolidation, merger or other combination involving a Loan Party except as permitted by this Agreement; or (c) any transaction or series of related transactions in which any Person or two or more Persons acting in concert (in each case, other than InCube Labs, LLC and its affiliates) shall have acquired by contract or otherwise, the power to control the management of Parent, or to control the equity interests of Parent entitled to vote for members of the Board of Directors or equivalent governing body of the Loan Party on a fully-diluted basis (and taking into account all such securities that such Person or Persons have the right to acquire pursuant to any option right) representing 50% or more of the combined voting power of such securities (other than in connection with sale to recognized investors in a transaction or series of transactions effected by Parent for financing purposes, so long as the Parent identifies to Required Lenders the investors prior to the closing of the transaction and provides Required Lenders with a description of the material terms of such transaction).

“Chattel Paper” means any “chattel paper,” as such term is defined in the UCC, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest.

“Closing Date” means the date of this Agreement.

“Collateral” means the assets described on Annex I and Annex II attached hereto.

“Commitment” means the obligation of each Lender to make Loans to Borrower up to the aggregate principal amount set forth in the Supplement.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Copyrights” means all of the following now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest: (i) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or of any other country; (ii) all registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (iii) all continuations, renewals or extensions thereof; and (iv) any registrations to be issued under any pending applications.

“Default” means an event which with the giving of notice, passage of time, or both would constitute an Event of Default.

“Default Rate” means the applicable Designated Rate plus five percent (5%) per annum.

“Deposit Accounts” means any “deposit accounts,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Designated Rate” means the rate of interest per annum described in the Supplement as being applicable to an outstanding Loan from time to time.

“Documents” means any “documents,” as such term is defined in the UCC, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest.

“Dollars” or “$” means lawful currency of the United States.

“Environmental Laws” means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to environmental, health, or safety matters.

“Equipment” means any “equipment,” as such term is defined in the UCC, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Event of Default” means any event described in Section 7.1.

“Fixtures” means any “fixtures,” as such term is defined in the UCC, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest.

“GAAP” means generally accepted accounting principles and practices consistent with those principles and practices promulgated or adopted by the Financial Accounting Standards Board and the Board of the American Institute of Certified Public Accountants, their respective predecessors and successors. Subject to Section 9.6, each accounting term used but not otherwise expressly defined herein shall have the meaning given it by GAAP.

“General Intangibles” means any “general intangibles,” as such term is defined in the UCC, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all right, title and interest that Borrower may now or hereafter have in or under any contract, all customer lists, Copyrights, Trademarks, Patents, websites, domain names, and all applications therefor and reissues, extensions, or renewals thereof, other items of, and rights to, Intellectual Property, interests in partnerships, joint ventures and other business associations, Licenses, permits, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records, goodwill (including, without limitation, the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License), claims in or under insurance policies, including unearned premiums, uncertificated securities, money, cash or cash equivalents, deposit, checking and other bank accounts, rights to sue for past, present and future infringement of Copyrights, Trademarks and Patents, rights to receive tax refunds and other payments and rights of indemnification.

“Goods” means any “goods,” as such term is defined in the UCC, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest.

“Indebtedness” of any Person means at any date, without duplication and without regard to whether matured or unmatured, absolute or contingent: (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) all obligations of such Person as lessee under capital leases (other than operating leases); (v) all obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance, or similar instrument, whether drawn or undrawn; (vi) all obligations of such Person to purchase securities which arise out of or in connection with the sale of the same or substantially similar securities; (vii) all obligations of such Person to purchase, redeem, exchange, convert or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, except to the extent that such obligations remain performable solely at the option of such Person; (viii) all obligations to repurchase assets previously sold (including any obligation to repurchase any accounts or chattel paper under any factoring, receivables purchase, or similar arrangement); (ix) obligations of such Person under interest rate swap, cap, collar or similar hedging arrangements; and (x) all obligations of others of any type described in clause (i) through clause (ix) above guaranteed by such Person.

“Insolvency Proceeding” means with respect to a Person (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding‑up or relief of debtors with respect to such Person, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of its creditors, undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code, but in each case, excluding any avoidance or similar action against such Person commenced by an assignee for the benefit of creditors, bankruptcy trustee, debtor in possession, or other representative of another Person or such other Person’s estate.

“Instruments” means any “instrument,” as such term is defined in the UCC, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest.

“Intellectual Property” means all of Borrower’s Copyrights, Trademarks, Patents, Licenses, trade secrets, source codes, customer lists, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, skill, expertise, experience, processes, models, drawings, materials, records and goodwill associated with the foregoing.

“Intellectual Property Security Agreement” means any Intellectual Property Security Agreement executed and delivered by Borrower in favor of Agent, as the same may be amended, supplemented, or restated from time to time.

“Inventory” means any “inventory,” as such term is defined in the UCC, wherever located, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest, and, in any event, shall include, without limitation, all inventory, goods and other personal property that are held by or on behalf of a Loan Party for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Loan Party’s business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive possession of the Loan Party or is held by others for the Loan Party’s account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all such property that may be in the possession or custody of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons.

“Investment Property” means any “investment property,” as such term is defined in the UCC, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest.

“Letter-of-Credit Rights” means any “letter-of-credit rights,” as such term is defined in the UCC, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest, including any right to payment under any letter of credit.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and any renewals or extensions thereof.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

“Loan” has the meaning specified in the Supplement.

“Loan Documents” means, individually and collectively, this Agreement, each Supplement, each Note, the Intellectual Property Security Agreement, and any other security or pledge agreement(s), any Warrant issued by Parent in connection with this Agreement, and all other contracts, instruments, addenda and documents executed in connection with this Agreement or the extensions of credit which are the subject of this Agreement.

“Loan Party” means, individually and collectively, each Borrower and each Guarantor.

“Material Adverse Effect” or “Material Adverse Change” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, or financial condition of a Loan Party; (b) a material impairment of the ability of the applicable Loan Party to perform under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document.

“Maturity Date” has the meaning specified in the Supplement.

“Note” means a promissory note substantially in the form attached to the Supplement as Exhibit “A”, executed by Borrower evidencing each Loan.

“Obligations” means all debts, obligations and liabilities of Borrower and each Guarantor to each Lender or Agent now or hereafter made, incurred or created under, pursuant to or in connection with this Agreement or any other Loan Document (other than the Warrant), whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by such Lender or Agent by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower or any such Guarantor may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable; and all renewals, extensions and modifications thereof; and all attorneys’ fees and costs incurred by each Lender and Agent in connection with the collection and enforcement thereof as provided for in any such Loan Document. Notwithstanding the foregoing, the Loan Parties’ obligations under any warrants (including the Warrants) issued to Lender or its designated affiliate shall not be “Obligations” hereunder.

“Operating Agreement” means Fifth Amended and Restated Limited Liability Company Agreement adopted by all the members of Borrower, dated as of August 3, 2021.

“Parent” means RANI THERAPEUTICS HOLDINGS, INC., a Delaware corporation.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Patents” means all of the following property now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest: (a) all letters patent of, or rights corresponding thereto in, the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto in, the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, continuations, continuations-in-part or extensions thereof; (c) all petty patents, divisionals, and patents of addition; and (d) all patents to be issued under any such applications.

“Permitted Acquisitions” means the acquisition by a Loan Party or any of its Subsidiaries of all or substantially all of the assets of another Person or a division or line of business of another Person, all or substantially all of the capital stock of another Person or a merger, consolidation or other combination with another Person, provided that each of the following shall be applicable to any such acquisition: (a) no Event of Default shall have occurred and be continuing or would result from the consummation of such acquisition; (b) the assets acquired in such acquisition are used or useful in the same or similar line of business as the Loan Parties and their Subsidiaries is in as of the Effective Date or reasonably related thereto and are free and clear of Liens other than Permitted Liens; (c) if such acquisition is structured as a stock acquisition, then the Person so acquired shall either (i) become a wholly-owned Subsidiary of a Loan Party and the Loan Party shall comply, or cause such Subsidiary to be joined as a Loan Party to this Agreement or (ii) such Person shall be merged with and into a Loan Party (with the Loan Party being the surviving entity); (d) Borrower shall provide Bank with written notice of the proposed acquisition at least five (5) Business Days prior to the anticipated closing date of the proposed acquisition; (e) after giving effect to the consummation of such acquisition on a pro forma basis, the Loan Parties shall have a consolidated cash and cash equivalent balance of at least two times the aggregate outstanding principal amount of the Loans at the time such acquisition is consummated; (f) such acquisition shall have been approved by the board of directors or other legally governing body of the Person selling such assets; and (g) the cash consideration for all such acquisitions shall not exceed $2,500,000 per year.

“Permitted Lien” means:

(a)
involuntary Liens which, in the aggregate, would not have a Material Adverse Effect and which in any event would not exceed, in the aggregate, the Threshold Amount;
(b)
Liens for current taxes or other governmental or regulatory assessments which are not delinquent, or which are contested in good faith by the appropriate procedures and for which appropriate reserves are maintained;
(c)
security interests on any property held or acquired by a Loan Party in the ordinary course of business securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided, that such Lien attaches solely to the property acquired with such Indebtedness and that the principal amount of such Indebtedness does not exceed one hundred percent (100%) of the cost of such property;
(d)
Liens in favor of Agent;

(e)
bankers’ liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business as long as an account control agreement (or equivalent) for each account in which such deposits are held in a form reasonably acceptable to Agent has been executed and delivered to Agent to the extent required under Section 6.11;
(f)
materialmen’s, mechanics’, repairmen’s, warehousemen’s, carriers’, landlord’s (subject to Section 5.9(e) hereof), employees’ or other like Liens arising in the ordinary course of business and which are not delinquent for more than 45 days or are being contested in good faith by appropriate proceedings;
(g)
Liens arising from any judgment, attachment or similar order that does not constitute an Event of Default under Section 7.1(h);
(h)
licenses or sublicenses of Intellectual Property in accordance with the terms of Section 6.5 hereof;
(i)
Liens securing Subordinated Debt;
(j)
Liens which have been approved by Lender in writing prior to the Closing Date, as shown on Schedule 6.2 hereto, including any liens incurred in connection with the extension, renewal, or refinancing of any Indebtedness secured by Liens referenced on Schedule 6.2 hereto;
(k)
the interests of licensors under inbound licenses to Borrower;
(l)
the interests of sub-lessees under subleases of real property;
(m)
Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);
(n)
deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than capital lease obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature arising as a matter of law and incurred in the ordinary course of business;
(o)
zoning restrictions, easements, rights of way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of a Loan Party or any of its Subsidiaries; and
(p)
Liens on cash and cash equivalents securing reimbursement obligations for letters of credit not exceeding $250,000 at any time.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

“Proceeds” means “proceeds,” as such term is defined in the UCC and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds payable to a Loan Party from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to a Loan Party from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to a Loan Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) any claim of a Loan Party against third parties (i) for past, present or future infringement of any Copyright, Patent or Patent License or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Receivables” means all of a Loan Party’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, and letters of credit and Letter-of-Credit Rights.

“Records” means all a Loan Party’s computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning the Loan Party’s business.

“Related Person” means any Affiliate of a Loan Party, or any officer, employee, manager, or director of Borrower or any Affiliate.

“Required Lenders” (and each a “Required Lender”) means, as of any date of determination, Lenders holding at least 51% of the outstanding principal balance of the total principal amount of Loans then outstanding.

“Rights to Payment” means all of a Loan Party’s accounts, instruments, contract rights, documents, chattel paper and all other rights to payment, including, without limitation, the Accounts, all negotiable certificates of deposit and all rights to payment under any Patent License, any Trademark License, or any commercial or standby letter of credit.

“Security Documents” means this Agreement, the Supplement hereto, the Intellectual Property Security Agreement, and any and all account control agreements, collateral assignments, chattel mortgages, financing statements, amendments to any of the foregoing and other documents from time to time executed or filed to create, perfect or maintain the perfection of Agent’s Liens on the Collateral.

“Shares” means: (a) one hundred percent (100%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by a Loan Party in any Subsidiary that is not a controlled foreign corporation (as defined in the Internal Revenue Code), and (b) 65% of the issued and outstanding capital stock, membership units or other securities entitled to vote owned or held of record by a Loan Party in any Subsidiary that is a controlled foreign corporation (as defined in the Internal Revenue Code).

“Subordinated Debt” means Indebtedness (i) approved by Required Lenders; and (ii) where the holder’s right to payment of such Indebtedness, the priority of any Lien securing the same, and the rights of the holder thereof to enforce remedies against a Loan Party following default have been made subordinate to the Liens of Agent and to the prior payment to each Lender of the Obligations, either (A) pursuant to a written subordination agreement approved by Required Lenders in their sole but reasonable discretion or (B) on terms otherwise approved by Required Lenders in their sole but reasonable discretion.

“Subsidiary” means any Person a majority of the equity ownership or voting stock of which is directly or indirectly now owned or hereafter acquired by a Guarantor, Borrower or by one or more other Subsidiaries.

“Supplement” means that certain supplement to the Loan and Security Agreement, dated as of August 8, 2022, as the same may be amended or restated from time to time, and any other supplements entered into among Borrower, Guarantors and each Lender, as the same may be amended or restated from time to time.

“Supporting Obligations” means any “supporting obligations,” as such term is defined in the UCC, now owned or hereafter acquired by a Loan Party or in which a Loan Party now holds or hereafter acquires any interest.

“Tax Receivable Agreement” means the Tax Receivable Agreement, dated August 3, 2021, by and among Rani Therapeutics Holdings, Inc., Borrower and the persons named therein.

“Termination Date” has the meaning specified in the Supplement.

“Threshold Amount” has the meaning specified in the Supplement.

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Trademarks” means all of the following property now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest: (a) all trademarks, tradenames, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) reissues, extensions or renewals thereof.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. Unless otherwise defined herein, terms that are defined in the UCC and used herein shall have the meanings given to them in the UCC.

“Warrant” has the meaning specified in the Supplement.

[Signature page follows]

[Signature page to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BORROWER:		LENDER:

RANI THERAPEUTICS, LLC		AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:	/s/ Svai Sanford	By:	Avenue Venture Opportunities Partners, LLC
Name:	Svai Sanford	Its:	General Partner
Title:	Chief Financial Officer
		By:	/s/ Sonia Gardner
		Name:	Sonia Gardner
GUARANTORS:		Title:	Member

RANI THERAPEUTICS HOLDINGS, INC.
AGENT:

By:	/s/ Svai Sanford	AVENUE VENTURE OPPORTUNITIES FUND, L.P.
Name:	Svai Sanford
Title:	Chief Financial Officer	By:	Avenue Venture Opportunities Partners, LLC
		Its:	General Partner
RANI MANAGEMENT SERVICES, INC.
		By:	/s/ Sonia Gardner
By:	/s/ Svai Sanford	Name:	Sonia Gardner
Name:	Svai Sanford	Title:	Member
Title:	Chief Financial Officer

[Schedules to Loan and Security Agreement follow]

Annex I to

Loan and Security Agreement

dated as of August 8, 2022

among

Rani Therapeutics, LLC, as Borrower

Rani Therapeutics Holdings, Inc., as a Guarantor

Rani Management Services, Inc., as a Guarantor

and

Avenue Venture Opportunities Fund, L.P., as a Lender, and as Agent

Description of Collateral

The Collateral consists of all of Borrower’s right, title and interest in and to the following property, whether now owned or hereafter acquired and wherever located: (a) all Receivables; (b) all Equipment; (c) all Fixtures; (d) all General Intangibles (including all Intellectual Property); (e) all Inventory; (f) all Investment Property; (g) all Deposit Accounts; (h) all Shares; (i) all other Goods and personal property of Borrower, whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located; (j) all Records; and (k) all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing the term “Collateral” shall not include: (i) more than sixty-five percent (65%) of the issued and outstanding capital stock, membership units or other securities entitled to vote owned or held of record by Borrower in any Subsidiary that is a controlled foreign corporation (as defined in the Internal Revenue Code), provided that the Collateral shall include one hundred percent (100%) of the issued and outstanding non-voting capital stock of such Subsidiary; (ii) “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, but only to the extent the granting of a security interest in such “intent to use” trademarks would be contrary to applicable law; (iii) any property (including any accessions, additions, replacements or substitutions)subject to a Lien that constitutes a Permitted Lien under clause (c) of the definition of Permitted Liens if Borrower is prohibited from granting a security interest in such property provided, that immediately upon the lapse or termination of any such provision, the term “Collateral” shall include, and Borrower shall be deemed to have granted a security interest in, all its rights, title and interests in and to such property; (iv) any contract, Instrument or Chattel Paper in which Borrower has any right, title or interest if and to the extent such contract, Instrument or Chattel Paper includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Borrower therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such contract, Instrument or Chattel Paper to enforce any remedy with respect thereto; or (v) the Excluded Accounts; provided, however, that the foregoing exclusions in clauses (iii) and (iv) shall not apply if (A) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such contract, Instrument or Chattel Paper, or (B) such prohibition would be rendered ineffective pursuant to Sections 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code or principles of equity); provided, further, that immediately upon the ineffectiveness, lapse or termination of any such provision, the term “Collateral” shall include, and Borrower shall be deemed to have granted a security interest in, all its rights, title and interests in and to such contract, Instrument or Chattel Paper as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Lender’s unconditional continuing security interest in and to all rights, title and interests of Borrower in or to any payment obligations or other rights to receive monies due or to become due under any such contract, Instrument or Chattel Paper and in any such monies and other proceeds of such contract, Instrument or Chattel Paper.

Annex II to

Loan and Security Agreement

dated as of August 8, 2022

among

Rani Therapeutics, LLC, as Borrower

Rani Therapeutics Holdings, Inc., as a Guarantor

Rani Management Services, Inc., as a Guarantor

and

Avenue Venture Opportunities Fund, L.P., as a Lender, and as Agent

Description of Collateral

The Collateral consists of all of Guarantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired and wherever located: (a) all Receivables; (b) all Equipment; (c) all Fixtures; (d) all General Intangibles (including all Intellectual Property); (e) all Inventory; (f) all Investment Property; (g) all Deposit Accounts; (h) all Shares; (i) all other Goods and personal property of Guarantor, whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Guarantor and wherever located; (j) all Records; and (k) all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing the term “Collateral” shall not include: (i) more than sixty-five percent (65%) of the issued and outstanding capital stock, membership units or other securities entitled to vote owned or held of record by Guarantor in any Subsidiary that is a controlled foreign corporation (as defined in the Internal Revenue Code), provided that the Collateral shall include one hundred percent (100%) of the issued and outstanding non-voting capital stock of such Subsidiary; (ii) “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, but only to the extent the granting of a security interest in such “intent to use” trademarks would be contrary to applicable law; (iii) any property (including any accessions, additions, replacements or substitutions)subject to a Lien that constitutes a Permitted Lien under clause (c) of the definition of Permitted Liens if Guarantor is prohibited from granting a security interest in such property provided, that immediately upon the lapse or termination of any such provision, the term “Collateral” shall include, and Guarantor shall be deemed to have granted a security interest in, all its rights, title and interests in and to such property; (iv) any contract, Instrument or Chattel Paper in which Guarantor has any right, title or interest if and to the extent such contract, Instrument or Chattel Paper includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Guarantor therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such contract, Instrument or Chattel Paper to enforce any remedy with respect thereto; or (v) the Excluded Accounts; provided, however, that the foregoing exclusions in clauses (iii) and (iv) shall not apply if (A) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such contract, Instrument or Chattel Paper, or (B) such prohibition would be rendered ineffective pursuant to Sections 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code or principles of equity); provided, further, that immediately upon the ineffectiveness, lapse or termination of any such provision, the term “Collateral” shall include, and Guarantor shall be deemed to have granted a security interest in, all its rights, title and interests in and to such contract, Instrument or Chattel Paper as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Lender’s unconditional continuing security interest in and to all rights, title and interests of Guarantor in or to any payment obligations or other rights to receive monies due or to become due under any such contract, Instrument or Chattel Paper and in any such monies and other proceeds of such contract, Instrument or Chattel Paper.